                                                                      EXHIBIT 24

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENT, that each of the undersigned hereby constitutes and appoints Harris J. Ashton, Robert M. Lovejoy, Jr., James R. Simpson, and John R. Ficarro and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, to sign, execute and affix his name thereto and file any documents that he is required or permitted to sign relating to the proposed registration under the Securities Act of 1933, as amended, of Common Stock (and associated Common Stock Purchase Rights) of the Corporation, including, but not limited to, the appropriate form of registration statement, any amendment or amendments thereto, including an amendment or amendments increasing the amount of securities sought to be registered, with all exhibits and any and all documents and supplementary information required to be filed with respect thereto with the Securities and Exchange Commission and any other appropriate authority, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        The Power of Attorney may be signed in counterparts.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 30th of December, 1994.


 Harris J. Ashton
 -------------------------------               -------------------------------
 Harris J. Ashton                              Philip B. Harley


 -------------------------------               -------------------------------
 James R. Simpson                              Richard W. Haskel


 -------------------------------               -------------------------------
 C. Whitcomb Alden, Jr.                        Edward H. Hoornstra


 -------------------------------               -------------------------------
 Christopher A. Forster                        Charles B. Johnson


 -------------------------------               -------------------------------
 S. Joseph Fortunato                           Kelly E. Ashton Sant Albano

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENT, that each of the undersigned hereby constitutes and appoints Harris J. Ashton, Robert M. Lovejoy, Jr., James R. Simpson, and John R. Ficarro and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, to sign, execute and affix his name thereto and file any documents that he is required or permitted to sign relating to the proposed registration under the Securities Act of 1933, as amended, of Common Stock (and associated Common Stock Purchase Rights) of the Corporation, including, but not limited to, the appropriate form of registration statement, any amendment or amendments thereto, including an amendment or amendments increasing the amount of securities sought to be registered, with all exhibits and any and all documents and supplementary information required to be filed with respect thereto with the Securities and Exchange Commission and any other appropriate authority, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        The Power of Attorney may be signed in counterparts.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 30th of December, 1994.



 -------------------------------               -------------------------------
 Harris J. Ashton                              Philip B. Harley


 -------------------------------               -------------------------------
 James R. Simpson                              Richard W. Haskel

 C. Whitcomb Alden, Jr.
 -------------------------------               -------------------------------
 C. Whitcomb Alden, Jr.                        Edward H. Hoornstra


 -------------------------------               -------------------------------
 Christopher A. Forster                        Charles B. Johnson


 -------------------------------               -------------------------------
 S. Joseph Fortunato                           Kelly E. Ashton Sant Albano

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENT, that each of the undersigned hereby constitutes and appoints Harris J. Ashton, Robert M. Lovejoy, Jr., James R. Simpson, and John R. Ficarro and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, to sign, execute and affix his name thereto and file any documents that he is required or permitted to sign relating to the proposed registration under the Securities Act of 1933, as amended, of Common Stock (and associated Common Stock Purchase Rights) of the Corporation, including, but not limited to, the appropriate form of registration statement, any amendment or amendments thereto, including an amendment or amendments increasing the amount of securities sought to be registered, with all exhibits and any and all documents and supplementary information required to be filed with respect thereto with the Securities and Exchange Commission and any other appropriate authority, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        The Power of Attorney may be signed in counterparts.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 30th of December, 1994.



 -------------------------------               -------------------------------
 Harris J. Ashton                              Philip B. Harley


 -------------------------------               -------------------------------
 James R. Simpson                              Richard W. Haskel


 -------------------------------               -------------------------------
 C. Whitcomb Alden, Jr.                        Edward H. Hoornstra

 Christopher A. Forster
 -------------------------------               -------------------------------
 Christopher A. Forster                        Charles B. Johnson


 -------------------------------               -------------------------------
 S. Joseph Fortunato                           Kelly E. Ashton Sant Albano

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENT, that each of the undersigned hereby constitutes and appoints Harris J. Ashton, Robert M. Lovejoy, Jr., James R. Simpson, and John R. Ficarro and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, to sign, execute and affix his name thereto and file any documents that he is required or permitted to sign relating to the proposed registration under the Securities Act of 1933, as amended, of Common Stock (and associated Common Stock Purchase Rights) of the Corporation, including, but not limited to, the appropriate form of registration statement, any amendment or amendments thereto, including an amendment or amendments increasing the amount of securities sought to be registered, with all exhibits and any and all documents and supplementary information required to be filed with respect thereto with the Securities and Exchange Commission and any other appropriate authority, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        The Power of Attorney may be signed in counterparts.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 30th of December, 1994.



 -------------------------------               -------------------------------
 Harris J. Ashton                              Philip B. Harley


 -------------------------------               -------------------------------
 James R. Simpson                              Richard W. Haskel


 -------------------------------               -------------------------------
 C. Whitcomb Alden, Jr.                        Edward H. Hoornstra


 -------------------------------               -------------------------------
 Christopher A. Forster                        Charles B. Johnson

 S. Joseph Fortunato
 -------------------------------               -------------------------------
 S. Joseph Fortunato                           Kelly E. Ashton Sant Albano

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENT, that each of the undersigned hereby constitutes and appoints Harris J. Ashton, Robert M. Lovejoy, Jr., James R. Simpson, and John R. Ficarro and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, to sign, execute and affix his name thereto and file any documents that he is required or permitted to sign relating to the proposed registration under the Securities Act of 1933, as amended, of Common Stock (and associated Common Stock Purchase Rights) of the Corporation, including, but not limited to, the appropriate form of registration statement, any amendment or amendments thereto, including an amendment or amendments increasing the amount of securities sought to be registered, with all exhibits and any and all documents and supplementary information required to be filed with respect thereto with the Securities and Exchange Commission and any other appropriate authority, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        The Power of Attorney may be signed in counterparts.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 30th of December, 1994.


                                               Philip B. Harley
 -------------------------------               -------------------------------
 Harris J. Ashton                              Philip B. Harley


 -------------------------------               -------------------------------
 James R. Simpson                              Richard W. Haskel


 -------------------------------               -------------------------------
 C. Whitcomb Alden, Jr.                        Edward H. Hoornstra


 -------------------------------               -------------------------------
 Christopher A. Forster                        Charles B. Johnson


 -------------------------------               -------------------------------
 S. Joseph Fortunato                           Kelly E. Ashton Sant Albano

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENT, that each of the undersigned hereby constitutes and appoints Harris J. Ashton, Robert M. Lovejoy, Jr., James R. Simpson, and John R. Ficarro and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, to sign, execute and affix his name thereto and file any documents that he is required or permitted to sign relating to the proposed registration under the Securities Act of 1933, as amended, of Common Stock (and associated Common Stock Purchase Rights) of the Corporation, including, but not limited to, the appropriate form of registration statement, any amendment or amendments thereto, including an amendment or amendments increasing the amount of securities sought to be registered, with all exhibits and any and all documents and supplementary information required to be filed with respect thereto with the Securities and Exchange Commission and any other appropriate authority, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        The Power of Attorney may be signed in counterparts.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 31st of December, 1994.



 -------------------------------               -------------------------------
 Harris J. Ashton                              Philip B. Harley

                                               Richard W. Haskel
 -------------------------------               -------------------------------
 James R. Simpson                              Richard W. Haskel


 -------------------------------               -------------------------------
 C. Whitcomb Alden, Jr.                        Edward H. Hoornstra


 -------------------------------               -------------------------------
 Christopher A. Forster                        Charles B. Johnson


 -------------------------------               -------------------------------
 S. Joseph Fortunato                           Kelly E. Ashton Sant Albano

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENT, that each of the undersigned hereby constitutes and appoints Harris J. Ashton, Robert M. Lovejoy, Jr., James R. Simpson, and John R. Ficarro and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, to sign, execute and affix his name thereto and file any documents that he is required or permitted to sign relating to the proposed registration under the Securities Act of 1933, as amended, of Common Stock (and associated Common Stock Purchase Rights) of the Corporation, including, but not limited to, the appropriate form of registration statement, any amendment or amendments thereto, including an amendment or amendments increasing the amount of securities sought to be registered, with all exhibits and any and all documents and supplementary information required to be filed with respect thereto with the Securities and Exchange Commission and any other appropriate authority, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        The Power of Attorney may be signed in counterparts.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 30th of December, 1994.



 -------------------------------               -------------------------------
 Harris J. Ashton                              Philip B. Harley


 -------------------------------               -------------------------------
 James R. Simpson                              Richard W. Haskel


 -------------------------------               -------------------------------
 C. Whitcomb Alden, Jr.                        Edward H. Hoornstra

                                               Charles B. Johnson
 -------------------------------               -------------------------------
 Christopher A. Forster                        Charles B. Johnson


 -------------------------------               -------------------------------
 S. Joseph Fortunato                           Kelly E. Ashton Sant Albano

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENT, that each of the undersigned hereby constitutes and appoints Harris J. Ashton, Robert M. Lovejoy, Jr., James R. Simpson, and John R. Ficarro and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, to sign, execute and affix his name thereto and file any documents that he is required or permitted to sign relating to the proposed registration under the Securities Act of 1933, as amended, of Common Stock (and associated Common Stock Purchase Rights) of the Corporation, including, but not limited to, the appropriate form of registration statement, any amendment or amendments thereto, including an amendment or amendments increasing the amount of securities sought to be registered, with all exhibits and any and all documents and supplementary information required to be filed with respect thereto with the Securities and Exchange Commission and any other appropriate authority, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

        The Power of Attorney may be signed in counterparts.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 31st of December, 1994.



 -------------------------------               -------------------------------
 Harris J. Ashton                              Philip B. Harley


 -------------------------------               -------------------------------
 James R. Simpson                              Richard W. Haskel


 -------------------------------               -------------------------------
 C. Whitcomb Alden, Jr.                        Edward H. Hoornstra


 -------------------------------               -------------------------------
 Christopher A. Forster                        Charles B. Johnson

                                               Kelly E. Ashton Sant Albano
 -------------------------------               -------------------------------
 S. Joseph Fortunato                           Kelly E. Ashton Sant Albano